SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 12, 2003
                                                        -----------------

                                The Stanley Works
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                (Exact name of registrant as specified in charter)


Connecticut                         1-5244                    06-0548860
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


1000 Stanley Drive, New Britain, Connecticut                    06053
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:      (860) 225-5111
                                                   --------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)








                       Exhibit Index is located on Page 4


                                Page 1 of 8 Pages

Item 7.        Financial Statements and Exhibits
               ---------------------------------

  (c)20(i) Press Release dated December 12, 2003 regarding agreement for acquisition of Chicago Steel Tape Co. and certain related assets and affiliated companies.

  (c)20(ii) Cautionary Statements relating to forward-looking statements included in Exhibit 20(i).


Item 9.        Regulation FD Disclosure
               ------------------------

               In a press release attached to this Form 8-K, the company announced an agreement to acquire Chicago Steel Tape Co. and certain related assets and affiliated companies.

































                                Page 2 of 8 Pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           THE STANLEY WORKS



Date:  December 12, 2003                   By:  /s/ Bruce H. Beatt
       -----------------                   -------------------------------
                                           Name:  Bruce H. Beatt
                                           Title: Vice President, General
                                                  Counsel and Secretary

































                                Page 3 of 8 Pages

                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                             Dated December 12, 2003



                            Exhibit No.       Page No.
                            -----------       --------

                              20(i)              5

                              20(ii)             7



































                                Page 4 of 8 Pages

                                                                   Exhibit 20(i)
                                                                   -------------

FOR IMMEDIATE RELEASE

THE STANLEY WORKS ANNOUNCES ACQUISITION OF CST/BERGER

New Britain, Connecticut, December 12, 2003 ... The Stanley Works (NYSE: SWK) announced today that it has entered into a definitive agreement to acquire Wateska, Illinois-based Chicago Steel Tape Co. and certain related assets and affiliated companies that are collectively known as CST/Berger, a leading designer and manufacturer of laser and optical leveling and measuring equipment, for $62 million cash. CST/Berger's products include laser and optical surveying, leveling and alignment tools, surveyor supplies and accessories that are sold principally in the Specialty Tools and Fasteners Distributors Association ("STAFDA") channel in the U.S., as well as specialty surveyors' and contractors' supply distributors.

John M. Trani, Chairman & Chief Executive Officer stated: "CST/Berger is a strategic bolt-on addition to our Tools Group. We are clearly the global leader in measuring, with unmatched technology, innovative products and the leading global market share in tape rules. Our objective is to move the company from just tape rules to measuring devices and to focus upon professional customers. With its leading market positions in growing categories, CST/Berger meets that objective.

"Earlier this week we announced the planned disposition of our residential entry doors business. This CST/Berger acquisition is expected to replace about 35 percent of the revenues and approximately 50 percent of the earnings of the residential entry doors business. This move continues the shift of our portfolio toward favored markets, those with higher inherent growth and profitability. Our two growth platforms - the Tools Group and Security Solutions - will account for over 60 percent of revenues in 2004.




















                                Page 5 of 8 Pages

"We expect our portfolio repositioning to continue into 2004. The successful Best Access Systems integration demonstrated our ability to do so."

The Closing for this transaction is subject to certain approvals, third-party consents and customary conditions, and is expected to occur in the first quarter of 2004.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and door systems for professional, industrial and consumer use.

Contact:   Gerry Gould
           Vice President, Investor Relations
           (860) 827-3833
           ggould@stanleyworks.com

This press release contains forward-looking statements. Cautionary statements accompanying these forward-looking statements are set forth, along with this news release, in a Form 8-K filed with the Securities and Exchange Commission today.

The Stanley Works corporate press releases are available under Financial News in
the  Investor  Relations  section  of  the  company's   corporate  web  site  at
www.stanleyworks.com.





























                                Page 6 of 8 Pages

                                                                  Exhibit 20(ii)
                                                                  --------------

                              CAUTIONARY STATEMENTS

           Under the Private Securities Litigation Reform Act of 1995

Statements in the company's press release attached to this Current Report on Form 8-K regarding the company's ability to (i) replace about 35 percent of the revenues and 50 percent of the earnings of the residential entry door business through the acquisition of CST/Berger (the "Acquisition") and (ii) for the Tools Group and Security Solutions platforms to account for over 60 percent of revenues in 2004 are forward looking and inherently subject to risk and uncertainty.

The company's ability to deliver the results as described above (the "Results") is based on current expectations and involves inherent risks and uncertainties, including factors listed below and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

The company's ability to deliver the Results is dependent upon (i) the satisfaction of customary conditions and the receipt of necessary third-party consents and approvals regarding the Acquisition within anticipated time frames;
(ii) the successful integration of the acquired business with the companies' existing businesses; (iii) the success of the company's efforts to decentralize its operations functions, primarily in its Tools and Security Solutions business groups; (iv) the success of the company's efforts to reduce its workforce and close certain facilities, including the resolution of any labor issues related to such activities, the need to respond to significant changes in product demand while any facility consolidation is in process and other unforeseen events; (v) continued improvements in productivity and cost reductions; and (vi) the continued improvement in the payment terms under which the company buys and sells goods, materials and products.

The company's ability to deliver the Results is also dependent upon (i) the continued success of the company's marketing and sales efforts, including the company's ability to recruit and retain an adequate sales force; (ii) the continued success of The Home Depot and Wal-Mart sales initiatives as well as other programs to stimulate demand for company products; (iii) the ability of the sales force to adapt to changes made in the sales organization and achieve adequate customer coverage; (iv) the ability of the company to fulfill demand for its products; and (v) the absence of increased pricing pressures from customers and competitors and the ability to defend market share in the face of price competition.







                                Page 7 of 8 Pages

The company's ability to achieve the objectives discussed above will also be affected by external factors. These external factors include pricing pressure and other changes within competitive markets, the continued consolidation of customers in consumer channels, inventory management pressures on the company's customers, increasing competition, changes in trade, monetary, tax and fiscal policies and laws, inflation, currency exchange fluctuations, the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and the company's debt program, the strength of the U.S. Economy and the impact of events that cause or may cause disruption in the company's distribution and sales networks such as war, terrorist activities, political unrest and recessionary or expansive trends in the economies of the world in which the company operates.

The  company   undertakes  no  obligation  to  publicly  update  or  revise  any forward-looking statements to reflect events or circumstances that may arise after the date hereof.






























                                Page 8 of 8 Pages